================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                               ------------------

        Date of Report (Date of earliest event reported): April 11, 2002

                               -------------------

                              TRICORD SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                         0-21366              41-1590621
(State of or other jurisdiction          (Commission          (I.R.S. Employer
      of incorporation)                  File Number)        Identification No.)


         2905 Northwest Boulevard, Suite 20,
               Plymouth, Minnesota                                55441
      (Address of principal executive offices)                  (zip code)


       Registrant's telephone number, including area code: (763) 557-9005


================================================================================

ITEM 5.  OTHER EVENTS

Tricord Systems, Inc. (the "Company") today announced that vice president of product development Kerry Yndestad has resigned. Although no successor is being named at this time, the Company will be commencing a search for a replacement for Mr. Yndestad as soon as practicable. Ed Pearsall, vice president of operations of the Company, will temporarily assume the duties of VP of product development until Mr. Yndestad's permanent replacement is found.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        TRICORD SYSTEMS, INC.


Dated:   April 11, 2002                 By /s/ Keith T. Thorndyke
                                           ------------------------------------
                                           Keith T. Thorndyke
                                           President and Chief Executive Officer

                                INDEX TO EXHIBITS

Exhibit              Item                                                          Method of Filing
99.1                 Press Release dated April 11, 2002........................    Filed herewith electronically